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EXHIBIT  99.1  CERTIFICATION  PURSUANT  TO 18 U.S.C.  SECTION  1350,  AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, I, Christopher R. Glover, certify that:

To the best of my knowledge and belief, the Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on January 15, 2004 by Auto Data Network Inc., and to which this certification is appended fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Auto Data Network Inc.





/s/ Christopher R. Glover
-----------------------
Christopher R. Glover
Chief Executive Officer,
Chairman and President



A signed original of this written statement required by Section 906 has been provided to Auto Data Network Inc., and will be retained by Auto Data Network Inc., and furnished to the Securities and Exchange Commission or its staff upon request.